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IndexIQ ETF Trust

Summary Prospectus
September 1, 2022, as Supplemented November 18, 2022
IQ CBRE NextGen Real Estate ETF
(formerly, IQ U.S. Real Estate Small Cap ETF)
ROOF

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus dated September 1, 2022, as supplemented, and statement of additional information dated September 1, 2022, and most recent annual report to shareholders, dated April 30, 2022, are all incorporated by reference into this Summary Prospectus. All this information may be obtained at no cost either: online at newyorklifeinvestments.com/documents; by calling IndexIQ Funds at 888-474-7725 or by sending an email request to info@indexiq.com
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
ROOF LISTED ON NYSE ARCA    |   CUSIP # 45409B628

Summary Information
IQ CBRE NextGen Real Estate ETF
(formerly, IQ U.S. Real Estate Small Cap ETF)

Investment Objective
The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ CBRE NextGen Real Estate Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Shareholder Fees (fees paid directly from your investment):
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee(a)	0.60%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses(a)(b)	0.61%
Expense Waiver/Reimbursement(b)	0.01%
Total Annual Fund Operating Expenses After Expense Waiver/Reimbursement(a)	0.60%

(a)
The expense information in the table has been restated to reflect current fees.

(b)
IndexIQ Advisors LLC (the “Advisor”) has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.60% of the average daily net assets of the Fund. The agreement will remain in effect unless terminated by the Board of Trustees of the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio. Due to a change in the index that the Fund seeks to track in September 2022, the Fund may experience higher levels of portfolio turnover in the current fiscal year than in previous years.
Principal Investment Strategies
The Fund employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”) with CBRE Investment Management Listed Real Assets LLC (“CBRE”) acting as index construction consultant to IndexIQ.
The Underlying Index is a rules-based, modified capitalization weighted, float adjusted index. The Underlying Index is designed to provide exposure to real estate sectors and companies that are expected to benefit from large trends (“NextGen Trends”) affecting property sectors of the global economy over a secular, multi-year time horizon. The NextGen Trends are focused on property sectors aligned with the following:
•
Digital Transformation: Companies that are within the technology real estate sector owning, operating, and developing cell tower, fiber network, and data center assets which enable the growth of data and digital communications.

•
eCommerce Revolution: Companies in the industrial sector owning, operating, and developing logistics facilities where products are stored and shipped to the end user and may benefit from the long-term growth of online sales.

•
Generational Change: Companies within the healthcare and residential real estate sectors that provide exposure to life science facilities, skilled nursing facilities, senior living facilities, multi-family residential, single family for rent, and student housing to capitalize on demand from aging populations, increased healthcare spending and rising home ownership costs.

Each NextGen Trend is weighted approximately equally in the Underlying Index at each rebalance. The Underlying Index identifies issuers within a NextGen Trend based on third-party industry classifications.
To be eligible for inclusion in the Underlying Index, an issuer must have a float adjusted market capitalization of at least $100 million and a minimum average daily trading volume of at least $1 million for the prior 90 days at the time of rebalance. Securities of issuers with recent stock exchange listings (e.g., recent initial public offerings) may be added to the Underlying Index on a quarterly basis, provided that the companies meet all eligibility criteria and have been trading for more than ten trading days. The Underlying Index may consist of small-, mid- and large-capitalization companies. As of June 30, 2022, the market capitalization range of the Underlying Index was approximately $149.47 million to $3.93 billion. As of August 1, 2022, the Underlying Index was composed of 101 securities.
The Underlying Index provides exposure primarily to U.S.-based companies, but also includes securities of issuers based in foreign markets. The Underlying Index rebalances and reconstitutes quarterly. At each rebalance, component securities are weighted based on float adjusted market capitalization subject to the following restrictions: (1) 75% of the Underlying Index will consist of components with weights less than 5% of the Underling Index; (2) the maximum weight of a component is 10% of the Underlying Index; and (3) each NextGen Trend will be approximately equally weighted. The allocation to each NextGen Trend and U.S. issuers may fluctuate in order to meet the other Underlying Index constraints.
The Fund generally will invest in all of the securities that comprise its Underlying Index in proportion to their weightings in the Underlying Index. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of real estate issuers, as determined by an unaffiliated, third-party classification standard. As a result, the Fund will concentrate in the securities of issuers in the real estate sector.
The Underlying Index may include as a component one or more ETFs advised by the Advisor (“Affiliated ETFs”) and the Fund will typically invest in any Affiliated ETF included in the Underlying Index. The Fund also may invest in Affiliated ETFs that are not components of the index if such an investment will help the Fund track the Underlying Index.
Principal Risks
As with all investments, there are certain risks of investing in the Fund. The Fund’s Shares will change in value and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Advisor or any of its affiliates. You should consider carefully the following risks before investing in the Fund.
Authorized Participant Concentration Risk
Only certain large institutions may engage in creation or redemption transactions directly with the Fund (each, an “Authorized Participant”). The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.
Currency Risk
Investments directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.
Cyber Security Risk
The Fund is susceptible to operational risks through breaches in cyber security. Such events may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity and could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of the securities issuers or the Fund’s third-party service providers can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the

Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed.
Equity Securities Risk
Investments in common stocks and other equity securities are particularly subject to the risk of changes in investors’ perceptions of the financial condition of an issuer, conditions affecting equity markets generally and political and/or economic events. Equity prices may also be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
Focused Investment Risk
To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, group of countries, region, industry, group of industries or sector, an adverse economic, market, political or regulatory development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. Different asset classes, countries, groups of countries, regions, industries, groups of industries or sectors tend to go through cycles of outperformance and underperformance in comparison to each other and to the general financial markets.
Foreign Securities Risk
Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Some countries and regions have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Foreign Securities Valuation Risk
The Fund’s value may be impacted by events that cause the fair value of foreign securities to materially change between the close of the local exchange on which they trade and the time at which the Fund prices its Shares. Additionally, because foreign exchanges on which securities held by the Fund may be open on days when the Fund does not price its Shares, the potential exists for the value of the securities in the Fund’s portfolio to change on days when shareholders will not be able to purchase or sell Shares. To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price on foreign securities markets (i.e., the value of the Underlying Index is not based on fair value prices), the valuation of the Fund’s NAV may deviate from the calculation of the Underlying Index.
Index Risk
There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Industry/Sector Concentration Risk
The Fund’s investment of a large percentage of its assets in the securities of issuers within the same industry or sector means that an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A concentration makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not so concentrated. The Fund will concentrate in the securities of issuers in the real estate sector and may, to the extent its Underlying Index is so concentrated, be concentrated in the securities of issuers in one or more industries related to the real estate sector.
•
Real Estate Sector Risk. Companies in the real estate sector may be adversely affected by, among other things, general and local economic conditions, intense competition, overbuilding, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, operating expenses and limited diversification. The real estate sector includes companies that invest in real estate, such as REITs or real estate holding companies, and other companies involved in the operation and development of residential and industrial real estate. Market Risk Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Large-Capitalization Companies Risk
Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets, tariffs and other protectionist measures, political developments and uncertainty, central bank policy, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on a Fund and its investments. Market disruptions could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Operational Risk
The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and Advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Management Risk
The Fund is not actively managed and instead seeks to track the performance of an index. Passive management has the following risks associated with it:
•
The Fund invests in the securities included in, or representative of, the Underlying Index. The provider of the Underlying Index or the index calculation agent may make errors. The index provider may include index constituents that should have been excluded, or it may exclude index constituents that should have been included. It also may include or exclude constituents at incorrect levels. This may result in the Fund, in turn, being correctly positioned to an index that has been incorrectly calculated. This could lead to losses to the Fund.

•
In seeking to track the Underlying Index’s performance, the Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. This risk may be heightened during times of increased market volatility or other unusual market conditions.
•
The Fund generally will not attempt to take defensive positions in declining markets and generally will not sell a security because its issuer is in financial trouble, unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Real Estate Companies Risk
An investment in companies that invest in real estate (including REITs) exposes the Fund to the risks of the real estate market and the risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; realignment in tenant living and work habits (for example, movements to and from different parts of a nation, a region, a state or a city); tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures or operating expenses; other economic or political events affecting the real estate industry including interest rates and government regulation; concentration in a limited number of properties, geographic regions or property types; and low quality and/or conflicted management. Real estate is generally a less liquid asset class and companies that hold real estate may not be able to liquidate or modify their holdings quickly in response to changes in economic or other market conditions. Additionally, such companies may utilize leverage, which increases investment risk and the potential for more volatility in the Fund’s returns.
Secondary Market Trading Risk
Although the Fund’s Shares are listed for trading on one or more securities exchanges, there can be no assurance that an active trading market for such Shares will develop or be maintained by market makers or Authorized Participants. In general, the trading of Shares on securities exchanges is subject to the risk of irregular trading activity and wide “bid/ask” spreads (which may be especially pronounced for smaller funds). Additionally, market makers are under no obligation to make a market in the Fund’s Shares and Authorized Participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s Shares or Authorized Participants stop submitting purchase or redemption orders for Creation Units, the Fund’s Shares may trade at a larger premium or discount to its NAV. Wide bid-ask spreads and large premiums or discounts to NAV are likely to lead to an investor buying his or her shares at a market price that is more than their value, and selling those shares at a market price that is less than their value.

Small- and/or Mid-Capitalization Companies Risk
Small- and mid-capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies.
Trading Price Risk
Shares of the Fund trade on securities exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund’s Shares fluctuates continuously throughout trading hours based on both market supply of and demand for Shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the trading prices of the Fund’s Shares may deviate significantly from NAV during periods of market volatility. Any of these factors, among others, may lead to the Fund’s Shares trading at a premium or discount to NAV. Although it is generally expected that the market price of the Shares of the Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. Thus, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.
Performance Information
On September 1, 2022, the Fund’s underlying index changed from the IQ U.S. Real Estate Small Cap Index to the IQ CBRE NextGen Real Estate Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Underlying Index, would have generated. Returns for an index are only disclosed for those periods in which the index was in existence for the whole period.
The bar chart that follows shows the annual total returns of the Fund for a full calendar year. The table that follows the bar chart shows the Fund’s average annual total returns, both before and after taxes. The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one calendar year compared with its underlying index and another broad measure of market performance. The Dow Jones U.S. Real Estate Index measures the stock performance of REITs and real estate operating companies in the U.S. The FTSE Nareit All Equity REITs Index measures the performance of all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.
All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers and/or expense reimbursement in effect, if such waivers or reimbursements were not in place, the Fund’s performance would be reduced. Fund performance current to the most recent month-end is available by calling 1-888-474-7725 or by visiting newyorklifeinvestments.com/etf.
The Fund’s year-to-date total returns as of June 30, 2022 was -19.17%.
Best and Worst Quarter Returns (for the period reflected in the bar chart above)
	Return	Quarter/Year
Highest Return	24.01%	4Q/2020
Lowest Return	-37.55%	1Q/2020
Average Annual Total Returns as of December 31, 2021
	1 Year	5 Years	10 Years
Returns before taxes	28.84%	4.89%	10.13%
Returns after taxes on distributions(1)	26.89%	3.47%	8.39%
Returns after taxes on distributions and sale of Fund Shares(1)	17.00%	3.14%	7.38%
IQ CBRE NextGen Real Estate Index(2)(3) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
IQ U.S. Real Estate Small Cap Index(2) (reflects no deduction for fees, expenses or taxes)	29.85%	5.61%	10.95%
FTSE Nareit All Equity REITs Index(4) (reflects no deduction for fees, expenses or taxes)	41.30%	12.46%	12.22%
Dow Jones U.S. Real Estate Index(4) (reflects no deduction for fees, expenses or taxes)	38.99%	12.34%	11.71%

(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund Shares at the end of the measurement period.

(2)
On September 1, 2022, the Fund’s underlying index changed from the IQ U.S. Real Estate Small Cap Index to the IQ CBRE NextGen Real Estate Index.

(3)
Because the Fund’s new Underlying Index had an inception date of June 17, 2022, performance data is not available for all the periods shown in the table for the Underlying Index because performance data does not exist for some of the entire periods.

(4)
On September 1, 2022, the Fund’s benchmark changed from the Dow Jones U.S. Real Estate Index to the FTSE Nareit All Equity REITs Index because the Advisor believes that the FTSE Nareit All Equity REITs Index better reflects the investment strategies of the Fund.

Investment Advisor
IndexIQ Advisors LLC is the investment advisor to the Fund.
Portfolio Manager
The professionals jointly and primarily responsible for the day-to-day management of the Fund are Greg Barrato and James Harrison. Mr. Barrato, Senior Vice President of the Advisor, has been a portfolio manager of the Fund since June 2011 and Mr. Harrison, Vice President of the Advisor, has been a portfolio manager of the Fund since April 2018.
Purchase and Sale of Fund Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of Shares called “Creation Units.” Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund’s Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at newyorklifeinvestments.com/etf.
Tax Information
The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.
Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ ETF Trust
Mailing Address
51 Madison Avenue
New York, New York 10010
1-888-474-7725
newyorklifeinvestments.com/etf

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

MEROOF01a-11/22
To Statutory Prospectus	To Statement of Additional Information